UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2011 (September 8, 2011)

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-33872	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street , Lititz, Pennsylvania		17543
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 8, 2011, the executive committee of the board of directors (the “Board”) of Susquehanna Bancshares, Inc. (the “Company”) determined that, effective as of the closing of the proposed merger of Tower Bancorp, Inc. with and into the Company, Eddie L. Dunklebarger will continue to serve as Vice Chairman of the Board and Chairman of the Risk Committee of the Board, and will no longer serve as President of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.

By:	/s/ Edward Balderston, Jr.
Edward Balderston, Jr.
Executive Vice President and Chief Administrative Officer

Dated: September 9, 2011